Retirement Plans (Schedule of Cost of Retirement Plans) (detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	$ 10,502	$ 8,515	$ 7,752
Interest cost	8,902	8,236	7,592
Expected return on plan assets	11,685	11,360	9,938
Amortization of net loss	(3,854)	(350)	(2,434)
Amortization of prior service cost	109
Net periodic benefit cost	$ 11,682	$ 5,741	$ 7,840